CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-QSB of Tryx Ventures Corp. for the quarter ended September 30, 2004, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1)      the Quarterly Report on Form 10-QSB of Tryx Ventures Corp. for the quarter ended September 30, 2004 fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)     the information contained in the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004, fairly presents in all material respects, the financial condition and results of operations of Tryx Ventures Corp.

By:     /s/ Alessandra Bordon

Name:                                           Alessandra Bordon

Title:    President, Chief Executive Officer, and Director

Date:    November 15, 2004

By:      /s/ Franco Perrotta

Name:                                            Franco Perrotta

Title:     Chief Financial Officer and Director

Date:     November 15, 2004

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